SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               November 23, 1999
               (Date of report (date of earliest event reported))


                           DISTINCTIVE DEVICES, INC.
               (Exact name of Registrant as Specified in Charter)



       New York                  0-2749               13-1999951
      (State of                 (Commission          (IRS Employer
       incorporation)            File Number)       Identification No.)


        110 E. Atlantic Avenue, Suite 230, Delray Beach, Florida  33444
         (Address of Principal Executive Offices)              (Zip Code)


                                 (561)274-4233
               Registrant's telephone number, including area code


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

     This Current Report on Form 8-K consists of five (5) pages, including the Exhibits.

Item 4.  Changes in Registrant's Certifying Accountant


(a)(1)(i) Registrant's former independent accountant, Ronald Seroda, CPA, of Dix Hills, Long Island, New York, resigned November 30, 1999 in order to accommodate the relocation of registrant's principal executive offices from Hauppauge, Long Island, New York to Delray Beach, Florida.

     (ii) The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

    (iii) The decision to change accountants was made by directors of registrant at a board meeting held
           November 23, 1999.

     (iv) There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure, which if not resolved to the former accountant's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection to its report.

    (2) Goldstein Lewin & Co., of Boca Raton, Florida, was designated as registrant's new Certifying Accountant at the board meeting held November 23, 1999. This firm has served in the same capacity to registrant's new subsidiary, EagleView Industries, Inc. ("EVI"), of Delray Beach, Florida, since EVI's inception in February 1998.

         Further, the acquisition by registrant of an 80.7% equity interest in EVI on August 10, 1999, has been treated, for accounting purposes, as a recapitalization of EVI with EVI as the acquirer (reverse acquisition). Prior thereto, registrant had no active business operation. Thus, the appointment of Goldstein Lewin & Co. represents continuity insofar as the auditing of registrant's sole operating activity is concerned.

Exhibits

16  Letter on change in certifying accountant.

99  Letter of resignation from former principal accountant.

99 Form 8-K/A dated August 10, 1999, filed October 4, 1999, with respect to the preparation of EVI's financial statements by the new principal accountants (incorporated by reference).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 DISTINCTIVE DEVICES, INC.
                                       (Registrant)



Date:  December 6, 1999          by: /s/ EARL M. ANDERSON, JR.
                                     Earl M. Anderson, Jr.
                                     Vice President, Secretary
                                     and Chief Financial Officer






Ronald Seroda, PC
Certified Public Accountants
33 Corsa Street
Dix Hills, NY 11746

Tel. #(631)243-0030
Fax  #(631)243-0048


                                    December 3, 1999





Securities and Exchange Commission
Washington, D.C. 20549



Re:  Distinctive Devices, Inc.
     Commission File No. 0-2749


Gentlemen:

Pursuant to Regulation S-B 228.304(a)(3), this is to advise that we are the former principal accountants for the subject Company and that we have been
provided with a copy of the company's Form 8-K dated November 23, 1999.   In
response to a request from the company, we are pleased to state that we agree with the statements contained in the aforesaid Form-8K with respect to matters involving our firm.

                                  Yours truly,


                                  /s/RONALD SERODA, CPA
                                  Ronald Seroda, CPA


Ronald Seroda, PC
Certified Public Accountants
33 Corsa Street
Dix Hills, NY 11746

Tel. #(631)243-0030
Fax  #(631)243-0048

                                    November 30, 1999



Distinctive Devices, Inc.
P.O. Box 276004
Boca Raton, FL 33427-6004

Re:  Audit Engagement

Dear Mr. Anderson,

It is my understanding that Distinctive Devices, Inc. has recently acquired 80.7% of EagleView Industries, Inc. Due to this transaction, my services, as the auditor will no longer be required. This letter will serve as my resignation as the principal auditor of the above named Company.

It should be understood that my resignation is not due to any disagreements on accounting principles or any internal control problems. It is simply due to the fact that the interest of the Company will be better served if you engage the current auditor of EagleView or engage a CPA firm which is located in Florida.

I will be happy to consult with both you and your new auditors on any prior accounting matters. Good luck and please feel free to contact me if you have any questions.

                                  Yours truly,


                                  /s/RONALD SERODA, CPA
                                  Ronald Seroda, CPA



5